Exhibit 10.1

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of April 13th, 2026 by and between the investor named on the signature page hereto (“Lender”), and Glucotrack, Inc., a Delaware company (“Borrower”) and supersedes any prior agreement between the parties. Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Original Note (defined below).

A. Borrower previously sold and issued to Lender that certain Promissory Note with an original issuance date of September 12, 2025 in the principal amount of $3,600,000 (the “Original Note” together with all other documents entered into in conjunction therewith, the “Transaction Documents”).

B. Subject to the terms of this Agreement, Borrower and Lender desire to partition a new Promissory Note in the original principal amount of $600,000 (the “Partitioned Note”) from the Original Note and then cause the outstanding balance of the Original Note to be reduced by an amount equal to the initial outstanding balance of the Partitioned Note.

C. Borrower and Lender further desire to exchange (such exchange is referred to as the “Note Exchange”) the Partitioned Note for the delivery of 895,000 shares of the Borrower’s Common Shares, no par value (the “Common Stock,” and such 895,000 shares of Common Stock, the “Exchange Shares”), according to the terms and conditions of this Agreement.

D. The Note Exchange will consist of Lender surrendering the Partitioned Note in exchange for the Exchange Shares, which will be issued free of any restrictive securities legend pursuant to Rule 144. Other than the surrender of the Partitioned Note, no consideration of any kind whatsoever shall be given by Lender to Borrower in connection with this Agreement.

E. Lender and Borrower now desire to exchange the Partitioned Note for the Exchange Shares on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2. Partition. Effective as of the date hereof, Borrower and Lender agree that the Partitioned Note is hereby partitioned from the Original Note. Following such partition of the Original Note, Borrower and Lender agree that the Original Note shall remain in full force and effect, provided that the outstanding balance of the Original Note shall be reduced by an amount equal to the initial outstanding balance of the Partitioned Note.

3. Issuance of Shares. Pursuant to the terms and conditions of this Agreement, the Exchange Shares shall be delivered to Lender on or before April 23, 2026 and the Note Exchange shall occur with Lender surrendering the Partitioned Note to Borrower on the Free Trading Date (as defined below). On the Free Trading Date, the Partitioned Note shall be cancelled and all obligations of Borrower under the Partitioned Note shall be deemed fulfilled. All Exchange Shares delivered hereunder shall be delivered via DWAC to Lender’s designated brokerage account. Subject to the securities laws and regulations, Borrower agrees to provide all necessary cooperation or assistance that may be required to cause all Exchange Shares delivered hereunder to become Free Trading (the first date such occurs, the “Free Trading Date”). For purposes hereof, the term “Free Trading” means that (a) the Exchange Shares have been cleared and approved for public resale by the compliance departments of Lender’s brokerage firm and the clearing firm servicing such brokerage, and (b) such shares are held in the name of the clearing firm servicing Lender’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Lender. The Company shall issue the Exchange Shares in one or more tranches as necessary to comply with the Beneficial Ownership Limitation (as defined below)a as set forth in Section 4 below. Any portion of the Partitioned Note not exchanged as a result of the Beneficial Ownership Limitation shall remain outstanding and exchangeable pursuant to the terms of this Agreement, subject to the Beneficial Ownership Limitation.

4. Beneficial Ownership Limitation. Notwithstanding anything provided herein to the contrary, the Company shall not issue Exchange Shares to Lender, and Lender shall not have the right to receive Exchange Shares pursuant to the Note Exchange, to the extent that after giving effect to such issuance, the Lender (together with Lender’s affiliates, and any other persons or entities acting as a group together with Lender or any of Lender’s affiliates (such persons or entities, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by Lender and its Attribution Parties shall include the number of shares of Common Stock issuable to Lender pursuant to the Note Exchange with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) the exchange of any remaining portion of the Partitioned Note that has not then been exchanged and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of Company (including for purposes of this paragraph, without limitation, any convertible notes, convertible stock, warrants, convertible loans or similar instruments) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Lender or any of its Attribution Parties. Except as set forth in the preceding sentence, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, it being acknowledged by Lender that the Company is not representing to Lender that such calculation is in compliance with Section 13(d) of the Exchange Act and Lender is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 4 applies, the determination of whether, and to what extent, Exchange Shares may be issued to Lender pursuant to the Note Exchange (in relation to other securities owned by Lender together with any Attribution Parties) shall be made by Lender in its sole discretion. Any delivery instructions or notice provided by Lender to the Company in connection with the issuance of Exchange Shares shall be deemed to constitute Lender’s determination that the issuance of such Exchange Shares complies with the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4, in determining the number of outstanding shares of Common Stock, Lender may rely on the number of outstanding shares of Common Stock as reflected in (A) Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by Company or (C) a more recent written notice by Company or Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of Lender, Company shall within one trading day confirm orally and in writing to Lender the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Exchange Shares issued to Lender or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 19.9% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the applicable Exchange Shares pursuant to this Agreement. The provisions of this Section 4 shall be construed and implemented in a manner consistent with the terms hereof to give effect to the Beneficial Ownership Limitation and to correct any provision of this Section 4 (or any portion hereof) that may be defective or inconsistent with the intended Beneficial Ownership Limitation, or to make such changes or supplements as may be necessary or desirable to properly give effect thereto. Notwithstanding anything herein to the contrary, the Beneficial Ownership Limitation set forth in this Section 4 may not be amended or waived without the approval of the Company’s stockholders, to the extent required under applicable law or the rules of any national securities exchange on which the Company’s Common Stock is listed. The limitations contained in this Section 4 shall apply to any successor or permitted assign of Lender.

5. Closing. The closing of the transaction contemplated hereby (the “Closing”) along with the delivery of the Exchange Shares to Lender shall occur on the date that is mutually agreed to by Borrower and Lender by means of the exchange by email of .pdf documents, but shall be deemed to have occurred at the offices of Grossman & Grossman P.C., 229 Broadway, Suite 1405. New York, NY 10007.

6. Holding Period, Tacking and Legal Opinion. Lender and Borrower agree that for the purposes of Rule 144 (“Rule 144”) of the Securities Act of 1933, as amended (the “Securities Act”), the holding period of the Partitioned Note and the Exchange Shares will include Lender’s holding period of the Original Note from September 12th, 2025, which date is the date that the Original Note was originally issued. Borrower agrees not to take a position contrary to this Section 6 in any document, statement, setting, or situation. Borrower agrees to take all action necessary to issue the Exchange Shares without restriction, and not containing any restrictive legend without the need for any action by Lender; provided that the applicable holding period has been met. In furtherance thereof, prior to the Closing, counsel to Lender may, in its sole discretion, provide an opinion that: (a) the Exchange Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements; and (b) the transactions contemplated hereby and all other documents associated with this transaction comport with the requirements of Section 3(a)(9) of the Securities Act. Borrower represents that it is in full compliance with the tests and standards set forth in Rule 144(i)(2) as of the date of this Agreement. The Exchange Shares are being issued in substitution of and exchange for and not in satisfaction of the Partitioned Note. The Exchange Shares shall not constitute a novation or satisfaction and accord of the Partitioned Note. Borrower acknowledges and understands that the representations and agreements of Borrower in this Section 6 are a material inducement to Lender’s decision to consummate the transactions contemplated herein.

7. Representations, Warranties and Agreements of Borrower. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder, (c) except as specifically set forth herein, nothing herein shall in any manner release, lessen, modify or otherwise affect Borrower’s obligations under the Original Note, (d) the issuance of the Exchange Shares is duly authorized by all necessary corporate action and the Exchange Shares are validly issued, fully paid and non-assessable, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, (e) Borrower has not received any consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Partitioned Note, and (f) Borrower has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Borrower related to this Agreement.

8. Representations, Warranties and Agreements of Lender. In order to induce Borrower to enter into this Agreement, Lender, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Lender has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, and (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Lender hereunder.

9. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The provisions set forth in the Purchase Agreement to determine the proper venue for any disputes are incorporated herein by this reference. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

10. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

11. Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the prevailing party shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

12. No Reliance. Each party acknowledges and agrees that neither the other party nor any of such other party’s officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to the party or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement, the party is not relying on any representation, warranty, covenant or promise of the other party or such other party’s officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

13. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

14. Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

15. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Neither party shall assign this Agreement or any of its obligations herein without the prior written consent of the other party.

17. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Original Note and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Original Note or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

18. Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

19. Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

20. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

Glucotrack, Inc.

By:
Name:	Paul Goode
Title:	CEO

LENDER:

[__]

[Signature Page to Exchange Agreement]